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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 31, 2004

       CWABS, INC. (as depositor under the Sale and Servicing Agreement, dated as of March 31, 2004, relating to the Revolving Home Equity
                   Loan Asset Backed Notes, Series 2004-C).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

           Delaware                   333-109272               95-4596514
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)

              4500 Park Granada
             Calabasas, California                 91302
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             (Address of Principal               (Zip Code)
              Executive Offices)

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Registrant's telephone number, including area code (818) 225-3240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8
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ITEM 8.01. OTHER EVENTS.
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Description of the Notes and the Mortgage Pool*
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     On March 31, 2004, CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of March 31, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWABS Master Trust (the "Trust") and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2004-C (the "Notes").

     The Company and CHL entered into a Purchase Agreement, dated as of March 31, 2004 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement.

     The Trust and the Indenture Trustee entered into an Indenture, dated as of March 31, 2004 (the "Indenture"), providing for the issuance of the Notes.

     The Company and the Owner Trustee entered into a Series 2004-C Trust Supplement, dated as of March 31, 2004 (the "Series Trust Supplement"), providing for the creation of the Series 2004-C Subtrust under the CWABS Master Trust. The Series Trust Supplement is annexed hereto as Exhibit 99.4.

     In addition to the above agreements, Financial Guaranty Insurance Company issued a Surety Bond, dated March 31, 2004 (the "Surety Bond"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions.

     Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer, entered into a Master Trust Agreement, dated as of August 28, 2000 (the "Master Trust Agreement"), providing for the creation of the Trust.

     This amendment on Form 8-K/A is being filed to include Exhibit 99.4 that was not included in the 8-K filing.




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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 27, 2004 and the Prospectus Supplement dated March 31, 2004, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2004-C (the "Prospectus").

Section 9
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ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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           INFORMATION AND EXHIBITS.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.4 The Series 2004-C Trust Supplement, dated as of March 31, 2004, by and between the Company and the Owner Trustee.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWABS, INC.




                                                    By:  /s/ Celia Coulter
                                                         -----------------
                                                         Celia Coulter
                                                         Vice President


Dated: January 21, 2005

EXHIBIT INDEX
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Exhibit     Description
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   99.4 The Series 2004-C Trust Supplement, dated as of March 31, 2004, by and between the Company and the Owner Trustee.